                                                                   EXHIBIT 10.35


                      AMENDMENT NO. 2 TO CREDIT AGREEMENT


     THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (this "Amendment No. 2"), dated as of November 21, 1996, is entered into by and among IPC, INC. (the "Borrower"), CERTAIN GUARANTORS IDENTIFIED ON THE SIGNATURES PAGES HERETO, THE LENDERS IDENTIFIED ON THE SIGNATURE PAGES HERETO and NATIONSBANK, N.A., as Agent (the "Agent").

                                    RECITALS

     WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent entered into that certain Credit Agreement, dated as of December 7, 1995, as amended by that certain Amendment No. 1 to Credit Agreement, dated as of August 16, 1996 (as amended, the "Existing Credit Agreement");

     WHEREAS, to allow the financing of the Newton Property, the parties hereto have agreed to amend the Existing Credit Agreement;

     NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:


                                     PART I
                                  DEFINITIONS

     SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment No. 2, including its preamble and recitals, have the following meanings:

           "Amended Credit Agreement" means the Existing Credit
      Agreement as amended hereby.

           "Amendment No. 2 Effective Date" is defined in Subpart 4.1.

     SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment No. 2, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.


                                    PART II
                    AMENDMENTS TO EXISTING CREDIT AGREEMENT

     Effective on (and subject to the occurrence of) the Amendment No. 2 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect.

     SUBPART 2.1. Amendments to Section 1.1. The following definitions in
Section 1.1 of the Existing Credit Agreement are amended in their entirety to read as follows:

           "Funded Debt" means, without duplication, the sum of (i) all Indebtedness of the Borrower and its Subsidiaries for borrowed money, excluding intercompany items, (ii) all purchase money Indebtedness of the Borrower and its Subsidiaries, (iii) the principal portion of all obligations of the Borrower and its Subsidiaries under capitalized leases, (iv) unreimbursed portions of letters of credit drawn for the account of the Borrower and its Subsidiaries, (v) all Guaranty Obligations of the Borrower and its Subsidiaries with respect to Funded Debt of another entity, (vi) all Funded Debt of another entity secured by a Lien on any property of the Borrower and its Subsidiaries but only to the extent of the value of such property, whether or not such Funded Debt has been assumed by the Borrower or any of its Subsidiaries,
      (vii) all Funded Debt of any partnership or unincorporated joint venture where the Borrower or one of its Subsidiaries is a general partner therein but only to the extent such Person is legally obligated or has a reasonable expectation of being liable with respect thereto, net of any assets of such partnership or joint venture and (viii) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product to which the Borrower or any of its Subsidiaries is a party, where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP; provided that any Indebtedness incurred in connection with the Newton Property shall be excluded from this clause
      (viii).

           "Indebtedness" of any Person means, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (iii) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person to the extent of the value of such property (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (iv) all obligations, including without limitation intercompany items, of such Person issued or assumed as the deferred purchase price of Property or services purchased by such Person which would appear as liabilities on a balance sheet of such Person, (v) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of Property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed,
      (vi) all Guaranty Obligations of such Person, (vii) the principal portion of all obligations of such Person under capital leases,
      (viii) all obligations of such Person in respect of interest rate protection agreements, foreign currency exchange agreements, or other interest or exchange rate or commodity price hedging agreements,
      (ix) the maximum amount of all standby letters of credit issued or bankers' acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (x) all preferred stock issued by such Person and required by the terms thereof to be redeemed, or for which mandatory sinking fund payments are due, by a fixed date,
      (xi) all other obligations which would be shown as a liability on the balance sheet of such Person, (xii) the aggregate purchase price paid by third parties for the purchase of the accounts receivable of such Person subject at such time to a sale of receivables (or similar transaction) regardless of whether such transaction is effected without recourse to such Person or in a manner that would not be reflected on the balance sheet of such Person in accordance with GAAP and (xiii) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product to which such Person is a party, where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP. The Indebtedness of any Person shall include the Indebtedness of any partnership or unincorporated joint venture but only to the extent such Person is legally obligated or has a reasonable expectation of being liable with respect thereto.

      SUBPART 2.2. Deletion of Section 8.15(h). Section 8.15(h) of the Existing Credit Agreement is deleted in its entirety.

      SUBPART 2.3. Amendments to Section 9.1(k). Section 9.1(k) of the Existing Credit Agreement is amended in its entirety to read as follows:

           9.1 Indebtedness. Neither Holdings, the Borrower nor any of their Subsidiaries will contract, create, incur, assume or permit to exist any Indebtedness, except:

                                   * * * * *

           (k) Indebtedness with respect to the financing of the Newton Property by the Borrower, provided that such Indebtedness shall not exceed $9,000,000.00.


                                    PART III
                                     WAIVER

      SUBPART 3.1. Waiver of Section 8.9. So long as no Credit Party shall have a fee interest in the Newton Property, the Lenders agree not to take a Lien in the Newton Property as required pursuant to the terms of Section 8.9 of the Existing Credit Agreement or as contemplated by the terms of Section 2 of the Security Agreement.

                                    PART IV
                          CONDITIONS TO EFFECTIVENESS

     SUBPART 4.1. Amendment No. 2 Effective Date. This Amendment No. 2 shall be and become effective as of the date hereof (the "Amendment No. 2 Effective Date") when all of the conditions set forth in this Subpart 4.1 shall have been satisfied, and thereafter this Amendment No. 2 shall be known, and may be referred to, as "Amendment No. 2."

     SUBPART 4.1.1. Execution of Counterparts of Amendment. The Agent shall have received executed counterparts (or other evidence of execution, including facsimile signatures, satisfactory to the Agent) of this Amendment No. 2, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors, the Required Lenders and the Agent.

     SUBPART 4.1.2. Other Documents. The Agent shall have received such other documents relating to the financing of the Newton Property as the Agent or any Lender or counsel to the Agent may reasonably request.


                                     PART V
                                 MISCELLANEOUS

     SUBPART 5.1. Cross-References. References in this Amendment No. 2 to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment No. 2.

     SUBPART 5.2. Instrument Pursuant to Existing Credit Agreement. This Amendment No. 2 is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

     SUBPART 5.3. References in Other Credit Documents. At such time as this Amendment No. 2 shall become effective pursuant to the terms of Subpart 4.1, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Amended Credit Agreement.

     SUBPART 5.4. Representations and Warranties. Each Credit Party hereby represents and warrants that (i) each Credit Party that is party to this Amendment No. 2: (a) has the requisite corporate power and authority to execute, deliver and perform this Amendment No. 2, as applicable and (b) is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Amendment No. 2, (ii) the Borrower has no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of its obligations thereunder, or if the Borrower has any such claims, counterclaims, offsets, or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Amendment No. 2, (iii) since the date of the last financial statements of the Borrower delivered to the Lenders, no event or condition has occurred which has had or could have a Material Adverse Effect, (iv) the representations and warranties contained in Section 7 of the Existing Credit Agreement are correct on and as of the date hereof as though made on and as of such date and after giving effect to the amendments contained herein and (v) after giving effect to the amendments contained herein, no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof or will occur as a result of the transactions contemplated hereby.

     SUBPART 5.5. Liens. The Borrower and the Guarantors, as applicable, affirm the liens and security interests created and granted in the Credit Documents and agree that this Amendment No. 2 shall in no manner adversely effect or impair such liens and security interest.

     SUBPART 5.6. Acknowledgement of Guarantors. The Guarantors acknowledge and consent to all of the terms and conditions of this Amendment No. 2 and agree that this Amendment No. 2 and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Amended Credit Agreement or the other Credit Documents. The Guarantors further acknowledge and agree that the Guarantors have no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of the Guarantors' obligations thereunder or if the Guarantors did have any such claims, counterclaims, offsets or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Amendment No. 2.

     SUBPART 5.7. No Other Changes. Except as expressly modified and amended in this Amendment No. 2, all the terms, provisions and conditions of the Credit Documents shall remain unchanged.

     SUBPART 5.8. Counterparts. This Amendment No. 2 may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SUBPART 5.9. Entirety. This Amendment No. 2, the Amended Credit Agreement and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

     SUBPART 5.10. Governing Law. THIS AMENDMENT NO. 2 SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

     SUBPART 5.11. Successors and Assigns. This Amendment No. 2 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     This Amendment No. 2 is executed as of the day and year first written above.


BORROWER:                      IPC, INC.
-----------
                               a Delaware corporation

                               By:____________________________
                               Name:  Richard R. Cote
                               Title:  Vice President and Treasurer

GUARANTORS:                    IVEX PACKAGING CORPORATION
-----------
                               a Delaware corporation

                               By:____________________________
                               Name:  Richard R. Cote
                               Title:  Vice President and Treasurer

                               IVEX PAPER MILL CORPORATION
                               a Delaware corporation

                               IPMC HOLDING CORPORATION
                               a Delaware corporation

                               IPMC, INC.
                               a Delaware corporation

                               VALLEY EXPRESS LINES, INC.
                               a Delaware corporation

                               KAMA OF ILLINOIS CORPORATION
                               a Delaware corporation

                               PACKAGING PRODUCTS, INC.
                               a Delaware corporation

                               IVEX CORPORATION
                               an Ontario corporation

                               CFI INDUSTRIES, INC.
                               a Delaware corporation

                               PLASTOFILM INDUSTRIES, INC.
                               a Delaware corporation

                               CFI RECYCLING, INC.
                               a Delaware corporation

                               TRIO PRODUCTS, INC.
                               a Delaware corporation

                               By:____________________________
                               Name:  Richard R. Cote
                               Title:  Vice President and Treasurer

LENDERS:                       NATIONSBANK, N.A.
-------
                               individually in its capacity as a
                               Lender and in its capacity as
                               Agent

                               By:_____________________________
                               Name:___________________________
                               Title___________________________

                               BANKERS TRUST COMPANY

                               By:_____________________________
                               Name:___________________________
                               Title___________________________


                               GENERAL ELECTRIC CAPITAL CORPORATION

                               By:_____________________________
                               Name:___________________________
                               Title___________________________

                               SOCIETE GENERALE, SOUTHWEST AGENCY

                               By:_____________________________
                               Name:___________________________
                               Title___________________________

                               BANQUE PARIBAS

                               By:_____________________________
                               Name:___________________________
                               Title___________________________

                               By:_____________________________
                               Name:___________________________
                               Title___________________________

                               ABN AMRO BANK, N.V., HOUSTON AGENCY

                               BY:  ABN AMRO NORTH AMERICA, INC.,
                                    AS AGENT

                               By:_____________________________
                               Name:___________________________
                               Title___________________________

                               By:_____________________________
                               Name:___________________________

                              Title___________________________

                             BANK OF BOSTON (F/K/A FIRST NATIONAL BANK
                             OF BOSTON)


                             By:_____________________________
                             Name:___________________________
                             Title___________________________


                             FIRST BANK NATIONAL ASSOCIATION

                             By:_____________________________
                             Name:___________________________
                             Title___________________________


                             MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.

                             By:_____________________________
                             Name:___________________________
                             Title___________________________


                             VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME
                             TRUST

                             By:_____________________________
                             Name:___________________________
                             Title___________________________

                             SENIOR DEBT PORTFOLIO

                             By:_____________________________
                             Name:___________________________
                             Title___________________________


                             IMPERIAL BANK

                             By:_____________________________
                             Name:___________________________
                             Title___________________________